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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                December 6, 2000
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                  GALAGEN INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                 0-27976                              41-1719104
-------------------------------------     ----------------------------------     ----------------------------------
      (State of Incorporation)                (Commission File Number)            (I.R.S. Employer Identification
                                                                                               No.)


                         301 Carlson Parkway , Suite 301
                              Minnetonka, Minnesota                             55305
                      ----------------------------------------------------------------------------
                          (Address of Principal Executive                     (Zip Code)
                                    Offices)
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                        Telephone Number: (952) 258-5500
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.      OTHER EVENTS.

          The Board of Directors of the Company has approved amendments to certain provisions of the By-Laws of the Company. Attached as Exhibit 3.1 is a copy of the Second Restated By-Laws of the Company, which reflects the amendments and which is incorporated herein by reference.

         On December 6, 2000,  GalaGen Inc. (the "Company") posted a Shareholder
Update to its web site at www.galagen.com. Attached as Exhibit 99.1 is a copy of the Shareholder Update, which is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (C)  EXHIBITS.

              Exhibits              Description
              --------              -----------

                 3.1                Second Restated By-Laws of the Company.

                99.1                Shareholder Update dated December 6, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2000

                                    GALAGEN INC.
                                    (Registrant)


                                    By   /s/ Franklin L. Kuhar
                                      ------------------------------------------
                                       Franklin L. Kuhar
                                       Vice President, Chief Financial Officer
                                       and Treasurer
                                       (Principal financial and accounting
                                       officer and duly authorized signatory
                                       on behalf of the registrant)

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                                INDEX TO EXHIBITS


Exhibit No.    Description                                      Method of Filing
----------     -----------                                      ----------------


    3.1        Second Restated By-Laws of the Company.          Filed herewith.

   99.1        Shareholder Update dated December 6, 2000.       Filed herewith.